Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Joseph Schillero, Chief Financial Officer of Jennifer Convertibles, Inc., hereby certify, to my knowledge, that the Quarterly Report on Form 10-Q for the period ended May 28, 2011 of Jennifer Convertibles, Inc. (the ”Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Jennifer Convertibles, Inc.

Date: July 12, 2011	/s/ Joseph Schillero
Joseph Schillero
Chief Financial Officer
(Principal Financial and Accounting Officer)